UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133634 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

202 6th Street, Suite 400
Castle Rock, Colorado		80104
(Address of Principal Executive Offices)		(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

On December 20, 2016, the Audit Committee of the Board of Directors of Where Food Comes From, Inc. (the Company) determined to dismiss GHP Horwath, P.C. (GHP), as the Company’s independent registered public accounting firm and notified GHP of its dismissal.

The reports of GHP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of GHP on the financial statements of the Company as of and for each of the years ended December 31, 2015 and 2014 included explanatory paragraphs relating to its March 2014 and September 2013 acquisitions of its 60% interest and 40% interest, respectively, in International Certification Services, Inc., its October 2014, acquisition of the assets of Sterling Solutions, LLC, and its September 2013 acquisition of a 60% interest in Validus Verification Services, LLC.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2015, and for the subsequent period through December 20, 2016, there were no disagreements with GHP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GHP, would have caused GHP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Additionally, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that GHP furnish it with a letter addressed to the Securities and Exchange Commission (the SEC) stating that it agrees with the above statements. A copy of such letter dated December 22, 2016 is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On December 20, 2016, the Audit Committee of the Board of Directors of the Company determined to engage EKS&H, LLLP (EKS&H) to serve as the Company’s independent registered public accounting firm, effective December 20, 2016. During the Company’s two most recent fiscal years and through December 20, 2016, the Company did not consult with EKS&H regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Company’s financial statements by EKS&H, in either case where a written report or oral advice provided by EKS&H that EKS&H determined would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (c) any other matter that was the subject of a disagreement between the Company and its former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.

Financial Statements and Exhibits.

Exhibit
16.1	Letter of GHP Horwath, P.C. dated December 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC.
(Registrant)

By:	/s/ Dannette Henning
Dannette Henning,
Chief Financial Officer

Date:  December 22, 2016